SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2004

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        000-28217                                           59-3218138
 (Commission File Number)                      (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 984-1990
              (Registrant's Telephone Number, Including Area Code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 15, 2004, AirNet Communications Corporation (the "Company") announced the selection of BDO Seidman, LLP ("BDO") as the Company's independent auditors for the year ending December 31, 2004. BDO Seidman, LLP succeeds Deloitte & Touche LLP who resigned its position on May 27, 2004, as described in the Company's report on Form 8-K filed on June 2, 2004.

During the years ended December 31, 2003 and 2002 and through the date of this Form 8-K, the Company did not consult BDO with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K

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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AirNet Communications Corporation


                               By:  /s/ Stuart P. Dawley
                                    --------------------------------
                                    Stuart P. Dawley
                                    Vice President & General Counsel
Date:    July 15, 2004


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